Joint Filer Information

Name of Joint Filer:                 Hicks, Muse, Tate & Furst Private Equity Fund IV, L.P.

Address of Joint Filer:              c/o Hicks, Muse, Tate & Furst Incorporated
                                     200 Crescent Court, Suite 1600
                                     Dallas, Texas 75201

Designated Filer:                    Hicks, Muse, Tate & Furst Equity Fund IV, L.P.

Date of Event Requiring Statement:   July 26, 2013

Issuer Name and Ticker Symbol:       LIN TV Corp. (NYSE: TVL)

Signature:                           HICKS, MUSE, TATE & FURST PRIVATE EQUITY FUND IV, L.P.

                                     By:   HM4 Partners, L.P., its general partner

                                     By:   Hicks, Muse GP Partners L.A., L.P., its general
                                           partner

                                     By:   Hicks, Muse Latin America Fund I Incorporated,
                                           its general partner

                                     By:   /s/ William G. Neisel
                                           ------------------------------------
                                           William G. Neisel
                                           Treasurer

Joint Filer Information

Name of Joint Filer:                 HM4 Partners, L.P.

Address of Joint Filer:              c/o Hicks, Muse, Tate & Furst Incorporated
                                     200 Crescent Court, Suite 1600
                                     Dallas, Texas 75201

Designated Filer:                    Hicks, Muse, Tate & Furst Equity Fund IV, L.P.

Date of Event Requiring Statement:   July 26, 2013

Issuer Name and Ticker Symbol:       LIN TV Corp. (NYSE: TVL)

Signature:                           HM4 PARTNERS, L.P.

                                     By:   Hicks, Muse GP Partners L.A., L.P., its general
                                           partner

                                     By:   Hicks, Muse Latin America Fund I Incorporated,
                                           its general partner

                                     By:   /s/ William G. Neisel
                                           ------------------------------------
                                           William G. Neisel
                                           Treasurer

Joint Filer Information

Name of Joint Filer:                 Hicks, Muse GP Partners L.A., L.P.

Address of Joint Filer:              c/o Hicks, Muse, Tate & Furst Incorporated
                                     200 Crescent Court, Suite 1600
                                     Dallas, Texas 75201

Designated Filer:                    Hicks, Muse, Tate & Furst Equity Fund IV, L.P.

Date of Event Requiring Statement:   July 26, 2013

Issuer Name and Ticker Symbol:       LIN TV Corp. (NYSE: TVL)

Signature:                           HICKS, MUSE GP PARTNERS L.A., L.P.

                                     By:   Hicks, Muse Latin America Fund I Incorporated,
                                           its general partner

                                     By:   /s/ William G. Neisel
                                           ------------------------------------
                                           William G. Neisel
                                           Treasurer

Joint Filer Information

Name of Joint Filer:                 Hicks, Muse Latin America Fund I Incorporated

Address of Joint Filer:              c/o Hicks, Muse, Tate & Furst Incorporated
                                     200 Crescent Court, Suite 1600
                                     Dallas, Texas 75201

Designated Filer:                    Hicks, Muse, Tate & Furst Equity Fund IV, L.P.

Date of Event Requiring Statement:   July 26, 2013

Issuer Name and Ticker Symbol:       LIN TV Corp. (NYSE: TVL)

Signature:                           HICKS, MUSE LATIN AMERICA FUND I INCORPORATED

                                     By:   /s/ William G. Neisel
                                           ------------------------------------
                                           William G. Neisel
                                           Treasurer